Supplement to the
Fidelity's Arizona Municipal Funds
October 30, 2019
Prospectus

The following information supplements similar information for Fidelity® Arizona Municipal Income Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Michael Maka (co-manager) has managed the fund since March 2020.

It is expected that Mr. Ramundo will retire effective on or about June 30, 2020. At that time, he will no longer serve as a co-manager for the fund.

The following information replaces similar information for Fidelity® Arizona Municipal Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.50%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses(a)	0.50%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of the fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the fund will be able to avoid a negative yield.

The following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Risks” heading.

Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. Because each fund concentrates its investments in Arizona, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Michael Maka is co-manager of Fidelity® Arizona Municipal Income Fund, which he has managed since March 2020. He also manages other funds. Since joining Fidelity Investments in 2000, Mr. Maka has worked as the head of municipal trading and a portfolio manager.

It is expected that Mr. Ramundo will retire effective on or about June 30, 2020. At that time, he will no longer serve as a co-manager for the fund.

AZI-SPZ-20-02 1.713591.137	April 29, 2020